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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2

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Section 7.3 Indenture                                                             Distribution Date:                 4/16/01
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    4,211,000.00
               Class B Note Interest Requirement                      363,583.33
               Class C Note Interest Requirement                      500,895.08
                       Total                                        5,075,478.42

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         4.67889
               Class B Note Interest Requirement                         4.84778
               Class C Note Interest Requirement                         5.19444

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        900,000,000
               Class B Note Principal Balance                         75,000,000
               Class C Note Principal Balance                         96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account            21,428,580.00

(v)     Required Owner Trust Spread Account Amount                 21,428,580.00



                                                               By:
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                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President
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